UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2014

RETROPHIN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Third Avenue, 22nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 837-5863

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On March 31, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of Retrophin, Inc. (the “Company”), notified Marcum LLP (“Marcum”) that it had determined not to engage Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and accordingly dismissed Marcum effective as of such date. On and effective as of that same date, the Company entered into an engagement letter with BDO USA, LLP (“BDO”), approved by the Audit Committee, and engaged BDO as the Company’s independent registered public accounting firm.

Marcum’s reports on the Company’s consolidated financial statements for the years ended December 31, 2013 and December 31, 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each such report on the Company’s consolidated financial statements contained an explanatory statement in respect to uncertainty as to the Company's ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2013 and 2012 and the subsequent interim period preceding Marcum’s dismissal, there were (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company and (ii) except for material weaknesses in the Company’s internal control over financial reporting as described below, no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).  As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and Item 9A of the Company’s Transition Report on Form 10-K for the transition period from March 1, 2012 through December 31, 2012, the Company’s management and board of directors identified certain matters that constituted material weaknesses in the Company’s internal controls over financial reporting, and such weaknesses were advised by Marcum.

The Company has provided Marcum with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested Marcum to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Marcum’s letter, dated April 4, 2014, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period preceding BDO’s engagement, neither the Company nor anyone on its behalf consulted BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

16.1	Letter from Marcum LLP to the United States Securities and Exchange Commission, dated April 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Date: April 4, 2014	By:	/s/ Marc Panoff
Name: Marc Panoff Title: Chief Financial Officer